Provident Funding

Mortgage Pass-Through Certificates

Series 2004-1

Marketing Materials

$331,578,000 (Approximate)

Provident Funding Associates, L.P.

Seller and Servicer

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: March 2, 2004

Provident Funding Mortgage Pass-Through Certificates,

Series 2004-1

$331,578,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx.)(1)	WAL (Yrs) To WAVG Roll/Mat(2)	Pmt Window (Mths) To WAVG Roll/Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings [Moody’s/S&P]
A-1	$321,692,000	2.49/3.21	1-57/1-360	Variable(3)	Senior	Aaa/AAA
A-2	$69,503,000	Not Offered Hereby			Senior	Aaa/AAA
B-1	$4,641,000	4.07/5.75	1-56/1-360	Variable(3)	Subordinate	Aa2/AA
B-2	$3,430,000	4.07/5.75	1-56/1-360	Variable(3)	Subordinate	A2/A
B-3	$1,815,000	4.07/5.75	1-56/1-360	Variable(3)	Subordinate	Baa2/BBB
B-4	$1,613,000	Not Offered Hereby			Subordinate	UR/BB
B-5	$604,000				Subordinate	UR/B
B-6	$413,781				Subordinate	UR/UR
R	$100				Senior/Residual	Aaa/AAA
Total:	$403,711,881

(1)

The Class A-1 Certificates are generally backed by cash flow from the Group I Mortgage Loans which is composed of 5/1 adjustable rate Mortgage Loans. The Class A-2 Certificates are generally backed by cash flow from the Group II Mortgage Loans, which is composed of 5/1 adjustable rate Mortgage Loans. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates are backed by cash flows from the Group I and Group II Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class A-1, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.

(3)

For every Distribution Date, the Class A-1 Certificates will have an interest rate equal to the Net WAC of the Group I Mortgage Loans. For every Distribution Date, the Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the related Net WAC of the Mortgage Loans (weighted on the basis of the related subordinate components).

Seller and Servicer:

Provident Funding Associates, L.P. (“Provident Funding”).

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Trustee/Master Servicer:

Wells Fargo Bank Minnesota, N. A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

Moody’s and S&P will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

March 1, 2004.

Expected Pricing Date:

On or about March 5, 2004.

Closing Date:

On or about March 31, 2004.

Distribution Date:

The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in April 2004.

Servicing Fee:

0.375% per annum of the principal balance of each Mortgage Loan.

Trustee/Master Servicer/

Trustee Fee:

0.0115% per annum of the principal balance of each Mortgage Loan.

Certificates:

The “Senior Certificates” will consist of the Class A-1 and Class A-2 Certificates (collectively, the “Class A Certificates”) and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A-1, Class B-1, Class B-2 and Class B-3 Certificates (the “Offered Certificates”) are being offered hereby.

Accrued Interest:

The Offered Certificates settle with accrued interest.  The price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

Interest Accrual Period:

The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of a Class Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $403,711,881, of which: (i) approximately $331,984,438 will consist of a pool of non-convertible, adjustable rate One-Year CMT  and LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (the “Group I Mortgage Loans”), and (ii) approximately $71,727,442 will consist of a pool of non-convertible, adjustable rate One-Year CMT and LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans, the “Mortgage Loans”).

A certain portion of the Group I and Group II Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 5 years of their term, as applicable, and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over their remaining 25 year term, as applicable.

Weighted Average

Roll Date:

For the Group I Mortgage Loans, the Distribution Date in [December 2008].

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.10]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.95]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.10]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.65]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after [March 2009], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

[April 2004 – March 2009

0% Pro Rata Share

April 2009 – March 2010

30% Pro Rata Share

April 2010 – March 2011

40% Pro Rata Share

April 2011 – March 2012

60% Pro Rata Share

April 2012 – March 2013

80% Pro Rata Share

April 2013 and after]

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [April 2007], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [April 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal for the Mortgage Loan, regardless of any prepayment percentages.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the related Senior Certificates until the class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2)

Class R Certificate, principal, until its balance is reduced to zero;

3)

Class A Certificates, concurrently, principal allocable to such Class, generally from the related mortgage loan group:

i.

Class A-1 Certificates, principal from the related loan group allocable to such class until its certificate principal balance is reduced to zero(1);

ii.

Class A-2 Certificates, principal from the related loan group allocable to such class until its certificate principal balance is reduced to zero(1);

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

 Class B-3 Certificates, principal allocable to such Class;

10)

 Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

11)

 Class R Certificate, any remaining amount.

(1)

Under certain delinquency and loss scenarios (as described in the Prospectus Supplement), principal from one loan group is used to pay the Class A Certificates related to another loan group.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A-1 to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
101-07	3.679	3.622	3.559	3.487	3.405	3.314	3.198
WAL (yr)	3.59	3.18	2.81	2.49	2.20	1.94	1.69
MDUR (yr)	3.25	2.89	2.58	2.29	2.04	1.81	1.59
First Prin Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Prin Pay	12/25/08	12/25/08	12/25/08	12/25/08	12/25/08	12/25/08	08/25/08

Class A-1 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
101-07	3.625	3.600	3.559	3.501	3.428	3.339	3.234
WAL (yr)	7.30	5.28	4.04	3.21	2.63	2.20	1.86
MDUR (yr)	5.74	4.36	3.47	2.83	2.37	2.01	1.73
First Prin Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Prin Pay	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34

Class B-1 to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
99-23	4.203	4.203	4.206	4.207	4.209	4.210	4.214
WAL (yr)	4.49	4.49	4.29	4.07	3.86	3.63	3.32
MDUR (yr)	4.01	4.00	3.84	3.65	3.48	3.28	3.02
First Prin Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Prin Pay	11/25/08	11/25/08	11/25/08	11/25/08	11/25/08	11/25/08	08/25/08

Class B-1 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
99-23	3.851	3.929	4.000	4.051	4.088	4.119	4.143
WAL (yr)	11.97	8.95	6.92	5.75	4.99	4.38	3.90
MDUR (yr)	8.91	7.05	5.68	4.86	4.30	3.84	3.45
First Prin Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Prin Pay	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34

Yield Tables (%)

Class B-2 to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
98-31+	4.387	4.387	4.398	4.409	4.421	4.435	4.458
WAL (yr)	4.49	4.49	4.29	4.07	3.86	3.63	3.32
MDUR (yr)	4.00	4.00	3.84	3.65	3.47	3.27	3.01
First Prin Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Prin Pay	11/25/08	11/25/08	11/25/08	11/25/08	11/25/08	11/25/08	08/25/08

Class B-2 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
98-31+	3.934	4.033	4.130	4.203	4.260	4.311	4.357
WAL (yr)	11.97	8.95	6.92	5.75	4.99	4.38	3.90
MDUR (yr)	8.88	7.03	5.66	4.84	4.28	3.82	3.44
First Prin Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Prin Pay	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34

Class B-3 to Weighted Average Roll Date

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
97-29	4.660	4.660	4.682	4.709	4.736	4.769	4.821
WAL (yr)	4.49	4.49	4.29	4.07	3.86	3.63	3.32
MDUR (yr)	3.99	3.99	3.83	3.64	3.46	3.26	3.00
First Prin Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Prin Pay	11/25/08	11/25/08	11/25/08	11/25/08	11/25/08	11/25/08	08/25/08

Class B-3 to Maturity

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	40% CPR
97-29	4.057	4.189	4.323	4.429	4.515	4.597	4.675
WAL (yr)	11.97	8.95	6.92	5.75	4.99	4.38	3.90
MDUR (yr)	8.84	6.99	5.63	4.82	4.26	3.80	3.43
First Prin Pay	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04	04/25/04
Last Prin Pay	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34	03/25/34

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loan Statistics

As of the Cut-off Date

TOTAL CURRENT BALANCE:	403,711,881

NUMBER OF LOANS:	960

			Minimum		Maximum
AVG CURRENT BALANCE:	$420,533.21		$84,588.90		$1,000,000.00

WAVG GROSS COUPON:	4.570%		3.500%		6.500%
WAVG GROSS MARGIN:	2.686%		2.250%		2.750%
WAVG MAX INT RATE:	9.570%		8.500%		11.500%
WAVG INITIAL RATE CAP:	5.000%		5.000%		5.000%
WAVG PERIODIC RATE CAP:	2.000%		2.000%		2.000%

WAVG ORIGINAL LTV:	67.88%		9.96%		95.00%

WAVG FICO SCORE:	736		625		811

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	356	months	338	months	360	months
WAVG SEASONING:	4	months	0	months	22	months

WAVG INITIAL RATE ADJ FREQ:	60	months	60	months	60	months
WAVG RATE ADJ FREQ:	12	months	12	months	12	months
WAVG NEXT RATE RESET:	56	months	38	months	60	months

ENTRATIONS ($):	61.02 % California, 5.63 % Washington, 4.90 % Colorado
MAXIMUM ZIP CODE CONC ($):	2.07% 94539

FIRST PAY DATE:			Jun 01, 2002		Apr 01, 2004
RATE CHG DATE:			May 01, 2007		Mar 01, 2009
MATURE DATE:			May 01, 2032		Mar 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
5/1 YR CMT	829	352,356,900.05	87.28
5/1 YR LIBOR IO	131	51,354,980.90	12.72
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
01:Current	957	402,393,361.03	99.67
02:30-59 Days	3	1,318,519.92	0.33
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
84,589 - 100,000	2	174,488.48	0.04
100,001 - 200,000	32	5,206,257.91	1.29
200,001 - 300,000	27	6,695,366.92	1.66
300,001 - 400,000	343	126,870,522.83	31.43
400,001 - 500,000	424	189,705,330.16	46.99
500,001 - 600,000	96	51,013,478.91	12.64
600,001 - 700,000	31	19,629,740.65	4.86
700,001 - 800,000	1	760,000.00	0.19
800,001 - 900,000	2	1,691,695.09	0.42
900,001 - 1,000,000	2	1,965,000.00	0.49
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	960	403,711,880.95	100.00
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
338 - 360	960	403,711,880.95	100.00
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 0	167	69,933,851.00	17.32
1 - 5	509	211,220,735.55	52.32
6 - 10	234	101,899,515.86	25.24
11 - 15	25	10,297,145.70	2.55
16 - 20	22	9,283,208.11	2.30
21 - 22	3	1,077,424.73	0.27
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	615	259,219,818.44	64.21
PUD	324	136,940,674.91	33.92
Condominium	21	7,551,387.60	1.87
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	953	400,892,660.89	99.30
Second Home	7	2,819,220.06	0.70
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Rate/Term Refinance	700	296,716,430.51	73.50
Purchase	158	66,514,229.86	16.48
Cash Out Refinance	102	40,481,220.58	10.03
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full Documentation	886	374,922,864.26	92.87
Stated Documentation	74	28,789,016.69	7.13
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cut-off Date	the Cut-off Date
9.96 - 10.00	1	493,799.41	0.12
10.01 - 20.00	1	327,254.39	0.08
20.01 - 30.00	15	6,579,750.98	1.63
30.01 - 40.00	17	6,978,242.00	1.73
40.01 - 50.00	64	26,567,046.18	6.58
50.01 - 60.00	112	45,292,782.30	11.22
60.01 - 70.00	254	108,857,154.62	26.96
70.01 - 80.00	487	205,854,771.78	50.99
80.01 - 90.00	7	2,186,812.70	0.54
90.01 - 95.00	2	574,266.59	0.14
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Alabama	2	260,875.00	0.06
Arizona	39	15,468,611.01	3.83
California	576	246,329,099.74	61.02
Colorado	49	19,795,494.09	4.90
Connecticut	13	5,579,205.45	1.38
Florida	17	6,969,348.91	1.73
Georgia	10	3,977,888.16	0.99
Illinois	44	18,964,671.17	4.70
Indiana	2	871,958.15	0.22
Kansas	4	1,827,833.04	0.45
Kentucky	5	2,185,092.59	0.54
Louisiana	3	1,371,446.92	0.34
Maryland	8	3,191,272.48	0.79
Massachusetts	10	4,418,967.14	1.09
Michigan	8	3,656,230.94	0.91
Minnesota	11	5,197,718.44	1.29
Missouri	4	1,673,059.16	0.41
Nevada	10	4,068,293.13	1.01
New Jersey	5	2,127,445.57	0.53
North Carolina	11	3,887,027.15	0.96
Ohio	15	6,752,758.84	1.67
Oklahoma	1	357,987.07	0.09
Oregon	13	5,405,212.66	1.34
Pennsylvania	4	1,767,784.30	0.44
Rhode Island	1	483,691.02	0.12
South Carolina	1	406,000.00	0.10
Texas	9	3,462,855.30	0.86
Utah	17	5,574,789.94	1.38
Virginia	12	4,969,280.30	1.23
Washington	56	22,709,983.28	5.63
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CA CONCENTRATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
CA-NORTH	434	186,672,586.38	46.24
OUTSIDE CA	384	157,382,781.21	38.98
CA-SOUTH	142	59,656,513.36	14.78
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3.500 - 4.000	54	23,259,367.86	5.76
4.001 - 4.500	457	196,339,224.45	48.63
4.501 - 5.000	347	144,401,928.33	35.77
5.001 - 5.500	88	34,412,746.32	8.52
5.501 - 6.000	12	4,446,190.43	1.10
6.001 - 6.500	2	852,423.56	0.21
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM LOAN RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
8.500 - 8.500	1	512,000.00	0.13
8.501 - 9.000	53	22,747,367.86	5.63
9.001 - 9.500	457	196,339,224.45	48.63
9.501 - 10.000	347	144,401,928.33	35.77
10.001 - 10.500	88	34,412,746.32	8.52
10.501 - 11.000	12	4,446,190.43	1.10
11.001 - 11.500	2	852,423.56	0.21
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM LOAN RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.250 - 2.500	131	51,354,980.90	12.72
2.501 - 2.750	829	352,356,900.05	87.28
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.250 - 2.250	131	51,354,980.90	12.72
2.501 - 2.750	829	352,356,900.05	87.28
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1 YR CMT	829	352,356,900.05	87.28
1 YR LIBOR	131	51,354,980.90	12.72
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
5.000	960	403,711,880.95	100.00
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.000	960	403,711,880.95	100.00
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
60	960	403,711,880.95	100.00
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
12	960	403,711,880.95	100.00
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MONTH NEXT ADJUSTMENT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
May 2007	1	489,975.60	0.12
June 2007	2	587,449.13	0.15
Jul 2007	7	2,802,927.66	0.69
August 2007	3	1,081,716.78	0.27
September 2007	2	940,839.48	0.23
November 2007	10	4,457,724.19	1.10
December 2007	2	792,608.66	0.20
January 2008	7	2,882,990.97	0.71
Feburary 2008	6	2,356,163.66	0.58
March 2008	5	2,369,796.69	0.59
April 2008	5	1,895,585.72	0.47
May 2008	2	732,223.41	0.18
June 2008	16	7,334,709.31	1.82
July 2008	18	7,950,481.54	1.97
Aug 2008	110	47,143,061.18	11.68
Sep 2008	88	38,739,040.42	9.60
Oct 2008	47	19,362,686.34	4.80
Nov 2008	100	41,055,613.36	10.17
Dec 2008	85	35,724,109.20	8.85
Jan 2009	113	47,049,603.15	11.65
Feb 2009	164	68,028,723.50	16.85
Mar 2009	167	69,933,851.00	17.32
Total	960	403,711,880.95	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
625 - 650	23	9,739,736.29	2.41
651 - 700	150	63,987,472.28	15.85
701 - 750	381	160,071,069.69	39.65
751 - 800	396	165,958,076.59	41.11
801 - 811	10	3,955,526.10	0.98
Total	960	403,711,880.95	100.00

Group I Mortgage Loan Statistics

As of the Cut-off Date

TOTAL CURRENT BALANCE:	331,984,438

NUMBER OF LOANS:	796

			Minimum		Maximum
AVG CURRENT BALANCE:	$417,065.88		$89,899.58		$1,000,000.00

WAVG GROSS COUPON:	4.493%		3.500%		5.500%
WAVG GROSS MARGIN:	2.673%		2.250%		2.750%
WAVG MAX INT RATE:	9.493%		8.500%		10.500%
WAVG INITIAL RATE CAP:	5.000%		5.000%		5.000%
WAVG PERIODIC RATE CAP:	2.000%		2.000%		2.000%

WAVG ORIGINAL LTV:	68.52%		9.96%		95.00%

WAVG FICO SCORE:	736		625		807

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	357	months	349	months	360	months
WAVG SEASONING:	3	months	0	months	11	months

WAVG INITIAL RATE ADJ FREQ:	60	months	60	months	60	months
WAVG RATE ADJ FREQ:	12	months	12	months	12	months
WAVG NEXT RATE RESET:	57	months	49	months	60	months

TOP STATE CONC ($):	62.95 % California, 5.52 % Washington, 4.90 % Colorado
ENTRATION ($):	2.08% 94539

FIRST PAY DATE:			May 01, 2003	Apr 01, 2004
RATE CHG DATE:			Apr 01, 2008	Mar 01, 2009
MATURE DATE:			Apr 01, 2033	Mar 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
5/1 YR CMT	666	280,763,057.56	84.57
5/1 YR LIBOR IO	130	51,221,380.90	15.43
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
01:Current	793	330,665,918.54	99.60
02:30-59 Days	3	1,318,519.92	0.40
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
89,900 - 100,000	1	89,899.58	0.03
100,001 - 200,000	29	4,798,605.12	1.45
200,001 - 300,000	25	6,196,012.85	1.87
300,001 - 400,000	282	104,535,894.76	31.49
400,001 - 500,000	366	164,006,264.51	49.40
500,001 - 600,000	71	37,377,073.43	11.26
600,001 - 700,000	18	11,415,688.21	3.44
700,001 - 800,000	1	760,000.00	0.23
800,001 - 900,000	1	840,000.00	0.25
900,001 - 1,000,000	2	1,965,000.00	0.59
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	796	331,984,438.46	100.00
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
349 - 360	796	331,984,438.46	100.00
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 0	167	69,933,851.00	21.07
1 - 5	445	183,623,616.87	55.31
6 - 10	183	78,084,865.88	23.52
11 - 11	1	342,104.71	0.10
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	497	207,853,278.90	62.61
PUD	278	116,579,771.96	35.12
Condominium	21	7,551,387.60	2.27
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	791	330,088,464.41	99.43
Second Home	5	1,895,974.05	0.57
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Rate/Term Refinance	588	247,532,731.39	74.56
Purchase	134	55,972,672.71	16.86
Cash Out Refinance	74	28,479,034.36	8.58
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full Documentation	730	306,087,022.26	92.20
Stated Documentation	66	25,897,416.20	7.80
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cut-off Date	the Cut-off Date
9.96 - 10.00	1	493,799.41	0.15
10.01 - 20.00	1	327,254.39	0.10
20.01 - 30.00	13	5,403,866.90	1.63
30.01 - 40.00	12	5,230,761.43	1.58
40.01 - 50.00	46	18,117,243.00	5.46
50.01 - 60.00	89	35,743,147.75	10.77
60.01 - 70.00	201	85,563,267.84	25.77
70.01 - 80.00	425	178,688,383.16	53.82
80.01 - 90.00	6	1,842,447.99	0.55
90.01 - 95.00	2	574,266.59	0.17
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Alabama	2	260,875.00	0.08
Arizona	30	11,327,845.21	3.41
California	490	208,999,831.63	62.95
Colorado	41	16,257,478.46	4.90
Connecticut	9	3,548,482.84	1.07
Florida	12	4,715,185.37	1.42
Georgia	10	3,977,888.16	1.20
Illinois	34	14,596,754.24	4.40
Indiana	2	871,958.15	0.26
Kansas	3	1,345,042.06	0.41
Kentucky	4	1,536,622.11	0.46
Louisiana	3	1,371,446.92	0.41
Maryland	8	3,191,272.48	0.96
Massachusetts	6	2,243,848.26	0.68
Michigan	3	1,366,400.00	0.41
Minnesota	7	3,591,798.92	1.08
Missouri	4	1,673,059.16	0.50
Nevada	9	3,664,746.27	1.10
New Jersey	2	782,138.03	0.24
North Carolina	10	3,744,438.72	1.13
Ohio	12	5,762,828.63	1.74
Oregon	13	5,405,212.66	1.63
Pennsylvania	3	1,297,940.97	0.39
Rhode Island	1	483,691.02	0.15
South Carolina	1	406,000.00	0.12
Texas	6	2,168,203.10	0.65
Utah	15	4,649,228.28	1.40
Virginia	11	4,429,840.00	1.33
Washington	45	18,314,381.81	5.52
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CA CONCENTRATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
CA-NORTH	370	158,450,044.86	47.73
OUTSIDE CA	306	122,984,606.83	37.05
CA-SOUTH	120	50,549,786.77	15.23
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3.500 - 4.000	49	21,081,478.64	6.35
4.001 - 4.500	435	185,399,293.32	55.85
4.501 - 5.000	269	110,042,763.32	33.15
5.001 - 5.500	43	15,460,903.18	4.66
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM LOAN RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
8.500 - 8.500	1	512,000.00	0.15
8.501 - 9.000	48	20,569,478.64	6.20
9.001 - 9.500	435	185,399,293.32	55.85
9.501 - 10.000	269	110,042,763.32	33.15
10.001 - 10.500	43	15,460,903.18	4.66
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM LOAN RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.250 - 2.500	130	51,221,380.90	15.43
2.501 - 2.750	666	280,763,057.56	84.57
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.250 - 2.250	130	51,221,380.90	15.43
2.501 - 2.750	666	280,763,057.56	84.57
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1 YR CMT	666	280,763,057.56	84.57
1 YR LIBOR	130	51,221,380.90	15.43
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
5.000	796	331,984,438.46	100.00
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.000	796	331,984,438.46	100.00
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
60	796	331,984,438.46	100.00
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
12	796	331,984,438.46	100.00
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MONTH NEXT ADJUSTMENT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
April 2008	1	342,104.71	0.10
June 2008	1	470,688.12	0.14
July 2008	11	4,959,907.15	1.49
Aug 2008	100	41,972,011.69	12.64
Sep 2008	71	30,682,258.92	9.24
Oct 2008	30	12,318,372.35	3.71
Nov 2008	69	27,754,030.68	8.36
Dec 2008	70	28,606,487.19	8.62
Jan 2009	113	47,049,603.15	14.17
Feb 2009	163	67,895,123.50	20.45
Mar 2009	167	69,933,851.00	21.07
Total	796	331,984,438.46	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
625 - 650	19	7,700,050.37	2.32
651 - 700	124	52,403,243.41	15.78
701 - 750	317	132,671,760.50	39.96
751 - 800	330	136,741,959.42	41.19
801 - 807	6	2,467,424.76	0.74
Total	796	331,984,438.46	100.00